UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: January 26, 2006

(Date of earliest event reported)

ARMSTRONG HOLDINGS, INC.

(Exact name of registrant as specified in its chapter)

Pennsylvania	000-50408	23-3033414
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its chapter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On January 26, 2006, the U.S. District Court issued an Order authorizing the 2006 cash retention payment program by Armstrong World Industries, Inc. (“Company”) for certain senior-level employees and managers, including the Company’s Senior Vice President and General Counsel, John N. Rigas. Mr. Rigas is eligible to receive a cash retention payment equal to 100% of his current annualized base salary ($382,000). No other executive officers are participating in this program.

A copy of the U.S. District Court’s January 26, 2006 Order to this effect and a copy of the Company’s related Motion for an Order Authorizing and Approving Continued Cash Retention Program for Key Employees are filed as Exhibit 99.1 to this report. The program’s objective is to retain key employees vital to the Company’s current and future success as it works to emerge from its Chapter 11 bankruptcy reorganization. Under the terms of the program, the participating employees are eligible for a cash retention payment equal to a percentage of their current annualized base salary. A grant letter in substantially the form attached hereto as Exhibit 10.1 is being provided to Mr. Rigas and other participants in this program.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

No. 10.1	Form of grant letter regarding participation in Armstrong World Industries, Inc.’s retention payment program.

No. 99.1	Order of the U.S. District Court dated January 26, 2005 and related Armstrong World Industries, Inc. Motion for an Order Authorizing and Approving Continued Cash Retention Program for Key Employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG HOLDINGS, INC.

By:	/s/ Walter T. Gangl
Walter T. Gangl
Deputy General Counsel and Assistant Secretary

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Walter T. Gangl
Walter T. Gangl
Assistant Secretary

Date: January 30, 2006

EXHIBIT INDEX

Exhibit No.	Description
No. 10.1	Form of grant letter regarding participation in Armstrong World Industries, Inc.’s retention payment program.

No. 99.1	Order of the U.S. District Court dated January 26, 2006 and related Armstrong World Industries, Inc. Motion for an Order Authorizing and Approving Continued Cash Retention Program for Key Employees.